UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Kansas City Southern

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C 1234567890 000004 ENDORSEMENT_LINE SACKPACK MR A SAMPLE Online DESIGNATION (IF ANY) ADD 1 Go to www.envisionreports.com/KSU or scan ADD 2 the QR code — login details are located in the ADD 3 shaded bar below. ADD 4 ADD 5 ADD 6 Kansas City Southern Annual Meeting Notice 123456789012345 Important Notice Regarding the Availability of Proxy Materials for the Kansas City Southern Stockholder Meeting to be Held on May 21, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice of 2020 Proxy Statement and 2019 Annual Report to stockholders are available at:www.envisionreports.com/KSUEasy Online Access — View your proxy materials and vote.Step 1: Go to www.envisionreports.com/KSU Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2020 to facilitate timely delivery. 2NOT COY 037I7C

Kansas City Southern Annual Meeting NoticeThe 2020 Annual Meeting of Stockholders of Kansas City Southern will be held on Thursday May 21, 2020, 9:00 a.m., Central Time, virtually via the internet at www.meetingcenter.io/233558698. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is KSU2020.Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3 and AGAINST Proposal 4:1. Election of Ten Directors:01—Lydia I. Beebe02—Lu M. Córdova03—Robert J. Druten04—Antonio O. Garza, Jr.05—David Garza-Santos06—Janet H. Kennedy07—Mitchell J. Krebs08—Henry J. Maier09—Thomas A. McDonnell10- Patrick J. Ottensmeyer2. Ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020.3. An Advisory vote to approve the 2019 compensation of our named executive officers.4. Stockholder proposal to allow stockholder action by written consent.PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.— Internet – Go to www.envisionreports.com/KSU. Click Cast Your Vote or Request Materials.— Phone – Call us free of charge at 1-866-641-4276.— Email – Send an email to investorvote@computershare.com with “Proxy Materials Kansas City Southern” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2020.